SEI INSTITUTIONAL INVESTMENTS TRUST

Small/Mid Cap Equity Fund
International Equity Fund
Emerging Markets Equity Fund
Real Return Fund

Supplement Dated April 8, 2011
to the Class A Shares Prospectus Dated September 30, 2010

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus and should be read in conjunction with such Prospectus.

Change in Sub-Advisers for the Small/Mid Cap Equity Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Small/Mid Cap Fund.

In the chart under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Management," in the Fund Summary for the Small/Mid Cap Equity Fund, the text relating to Wells Capital Management Inc. is hereby deleted.

In addition, in the sub-section entitled "Small/Mid Cap Equity Fund," under the section entitled "Sub-Advisers and Portfolio Managers," the paragraph relating to Wells Capital Management Inc. is hereby deleted.

There are no other changes in the portfolio management of the Small/Mid Cap Equity Fund.

Change in Sub-Advisers for the International Equity Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the International Equity Fund.

In the chart under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Management," in the Fund Summary for the International Equity Fund, the following is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
del Rey Global Investors, LLC	Paul Hechmer	Since 2009	Founding Partner, Chief Investment Officer

In addition, in the sub-section entitled "International Equity Fund," under the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added in the appropriate alphabetical order thereof.

del Rey Global Investors, LLC: Del Rey Global Investors, LLC (del Rey), located at 6701 Center Drive West, Suite 655, Los Angeles, California 90045, serves as a Sub-Adviser to the International Equity Fund. Paul Hechmer serves as portfolio manager for the portion of the International Equity Fund's assets allocated to del Rey. Mr. Hechmer has served in his current role since 2009. Previously, Mr. Hechmer spent three years at Tradewinds Global Investors, LLC, where he acted as an Executive Managing Director and Lead Portfolio Manager.

There are no other changes in the portfolio management of the International Equity Fund.

Change in Sub-Advisers for the Emerging Markets Equity Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Emerging Markets Equity Fund.

In the chart under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Management," in the Fund Summary for the Emerging Markets Equity Fund, the following is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
Delaware Management Company	Liu-Er Chen	Since 2006	Senior Vice President, Chief Investment Officer—Emerging Markets and Healthcare

In addition, in the sub-section entitled "Emerging Markets Equity Fund," under the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added in the appropriate alphabetical order thereof.

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Liu-Er Chen is the portfolio manager responsible for the portion of the Emerging Markets Equity Fund's assets allocated to DMC. Mr. Chen heads the firm's global Emerging Markets team. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001 and became the Fund's sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Mr. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks before being promoted to portfolio manager in 1998. Prior to his career in asset management, Mr. Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

There are no other changes in the portfolio management of the Emerging Markets Equity Fund.

Changes in Fee Waiver Table

The Prospectus is hereby amended and supplemented to reflect the following changes in the Fee Waiver table.

In the chart under the section entitled "Information About Fee Waivers," the "Total Annual Fund Operating Expenses (after fee waivers)" percentage for the International Equity Fund is hereby deleted and replaced with "0.40%." In the same chart, the "Total Annual Fund Operating Expenses (after fee waivers)" percentage for the Real Return Fund is hereby deleted and replaced with "0.20%."

There are no other changes to the Fee Waiver table.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-722 (4/11)

SEI INSTITUTIONAL INVESTMENTS TRUST

Small/Mid Cap Equity Fund
International Equity Fund
Emerging Markets Equity Fund

Supplement Dated April 8, 2011
to the Statement of Additional Information ("SAI") Dated September 30, 2010

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

Changes in Sub-Advisers for the Small/Mid Cap Equity, International Equity and Emerging Markets Equity Funds

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Small/Mid Cap Equity, International Equity and Emerging Markets Equity Funds.

In the sub-section entitled "The Sub-Advisers," under the section entitled "The Adviser and Sub-Advisers," all references relating to Wells Capital Management Inc.'s management of the Small/Mid Cap Equity Fund are hereby deleted. In the same sub-section, the following paragraph is hereby added in appropriate alphabetical order thereof.

DEL REY GLOBAL INVESTORS, LLC—del Rey Global Investors, LLC ("del Rey") serves as a Sub-Adviser to a portion of the assets of the International Equity Fund. del Rey, founded in 2009, is a privately owned limited liability company. Mr. Paul Hechmer, del Rey's Chief Investment Officer, has a controlling interest in del Rey.

In the same sub-section, the paragraph relating to Delaware Management Company is hereby deleted and replaced with the following:

DELAWARE MANAGEMENT COMPANY—Delaware Management Company ("DMC"), a series of Delaware Management Business Trust ("DMBT"), serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Diversified Alpha, High Yield Bond and Emerging Markets Equity Funds. DMBT is a subsidiary of Delaware Management Holdings, Inc. ("DMHI"). DMHI is a subsidiary and subject to the ultimate control of Macquarie Group, Ltd. ("Macquarie"). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. Delaware Investments is the marketing name for DMHI and its subsidiaries.

In addition, in the sub-section entitled "Portfolio Management," under the section entitled "The Adviser and Sub-Advisers," all references relating to Wells Capital Management Inc.'s management of the Small/Mid Cap Equity Fund are hereby deleted. In the same sub-section, the following text is hereby added in appropriate alphabetical order thereof:

del Rey

Compensation.  SIMC pays del Rey a fee based on the assets under management of the International Equity Fund as set forth in an investment sub-advisory agreement between del Rey and SIMC. Del Rey pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Equity Fund. The following information relates to the period ended March 31, 2011.

The portfolio manager responsible for the International Equity Fund is compensated through a highly competitive compensation structure. The purpose of the compensation structure is to attract and retain the most talented investment professionals and reward them through a total compensation program. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. Bonus compensation is primarily a function of the firm's overall annual profitability.

The total compensation package for portfolio managers includes an equity-like incentive (whose value is determined by various factors including the increase in profitability of del Rey over time).

Ownership of Fund Shares. As of March 31, 2011, del Rey's portfolio manager did not beneficially own any shares of the International Equity Fund.

Other Accounts. As of February 28, 2011, in addition to the International Equity Fund, del Rey's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Paul Hechmer	3	$769,001,405.11	4	$729,972,296.38	14	$1,545,367,030.78

None of the accounts listed above are subject to performance-based advisory fees.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

•  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Del Rey seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, del Rey has adopted procedures for allocating portfolio transactions across multiple accounts.

•  With respect to many of its clients' accounts, del Rey determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, del Rey may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, del Rey may place separate, non-simultaneous transactions for the International Equity Fund and other accounts, which may temporarily affect the market price of the security, the execution of the transaction or both, to the detriment of the International Equity Fund or the other accounts.

•  Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager.

•  Finally, the appearance of a conflict of interest may arise where del Rey has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Del Rey has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

In the same sub-section, the text relating to Delaware Management Company is hereby deleted and is replaced with the following:

DMC

Compensation. SIMC pays DMC a fee based on the assets under management of the Large Cap, Large Cap Diversified Alpha, High Yield Bond and Emerging Markets Equity Funds as set forth in an investment sub-advisory agreement between DMC and SIMC. DMC pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Diversified Alpha, High Yield Bond and Emerging Markets Equity Funds. The following information relates to the period ended January 31, 2011.

Each portfolio's manager's compensation consists of the following:

Base Salary—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus—(Mr. Van Harte, Mr. Bonavico, Mr. Prislin and Mr. Ericksen only) Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally, of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the Focus Growth Team. The amount of this "bonus pool" is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with this product and the investment management team).

Various members of the team have the ability to earn a percentage of the bonus pool, with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management.

The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team's standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five-year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the "objective" portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Loome only) An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund's Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts, the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25t-h30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

(Mr. Chen only) There is a base bonus that is guaranteed. Any additional bonus over the base bonus is 100% based on subjective factors. After certain performance objectives are reached, the bonus pool will increase above the base bonus. The primary objective is the performance of the Emerging Markets Equity Fund relative to the Emerging Markets Lipper peer group. Performance is measured as the result of one's standing in the Lipper peer group on a one-year, three-year and five-year basis. Three-year performance is weighted more heavily, and there is no award above the base bonus for performance below the 40th percentile for a given time period. There is a sliding scale for performance achievements above the 40th percentile.

Incentive Unit Plan—Portfolio managers may be awarded incentive unit awards ( "Awards") relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the "Plan") adopted on November 30, 2010.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Fund Shares. As of January 31, 2011, DMC's portfolio managers did not beneficially own any shares of the Large Cap, Large Cap Diversified Alpha, High Yield Bond or Emerging Markets Equity Funds.

Other Accounts. As of January 31, 2011, in addition to the Large Cap, Large Cap Diversified Alpha, High Yield Bond and Emerging Markets Equity Funds, DMC's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows. Any accounts managed in a personal capacity appear under "Other Accounts" along with other accounts managed on a professional basis. The personal account information is current as of June 30, 2010 for which account statements are available.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jeffrey S. Van Harte	15	$4.6 billion 2*	0 $1.4 billion	$0	52 5*	$6.4 billion $596.4 million
Christopher J. Bonavico	19	$5.9 billion 2*	0 $1.4 billion	$0	62 5*	$6.7 billion $596.4 million
Daniel J. Prislin	15	$4.6 billion 2*	0 $1.4 billion	$0	50 5*	$6.4 billion $596.4 million
Christopher M. Ericksen	15	$4.6 billion 2*	0 $1.4 billion	$0	47 3*	$5.9 billion $389.6 million
Kevin P. Loome	18	$14.4 billion	0	$0	11	$2.7 billion
Liu-Er Chen	4	$2.5 billion	0	$0	7	$632.2 million

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest.  Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Large Cap, Large Cap Diversified Alpha, High Yield Bond and Emerging Markets Equity Funds and the investment action for each other fund or account and the Large Cap, Large Cap Diversified Alpha, High Yield Bond and Emerging Markets Equity Funds may differ. For example, one account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one account and the Large Cap, Large Cap Diversified Alpha, High Yield Bond and Emerging Markets Equity Funds may adversely affect the value of securities held by another fund or account. Additionally, the management of multiple other funds or accounts and the Large Cap, Large Cap Diversified Alpha, High Yield Bond and Emerging Markets Equity Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Large Cap, Large Cap Diversified Alpha, High Yield Bond and Emerging Markets Equity Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DMC has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Five of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While DMC's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

There are no other changes in the portfolio management of the Small/Mid Cap Equity, International Equity and Emerging Markets Equity Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-723 (4/11)